4th Quarter Earnings Highlights January 30, 2020

Forward-Looking Statement This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2

Michael C. Rechin President Chief Executive Officer

4th Quarter 2019 Highlights $47.8 Million of Net Income, or $0.87 Per Share Completed System Conversion of MBT Financial Corporation Integration Expense Totaled $1.9 Million, or $0.03 Per Share Winning Marketplace Execution Delivering Growth Organic Loan Growth of $161 Million, a 7.8% Annualized Growth Rate Organic Non-Maturity Deposit Growth of $154 Million, a 7.7% Annualized Growth Rate Resumption of High Performance Metrics 4

Full Year 2019 Performance Record Net Income of $164.5 Million, a 3.3% Increase over 2018 Earnings Per Share of $3.19 Expanded Franchise into Michigan Acquisition Expense Totaled $13.7 Million, or $0.21 Per Share Total Assets of $12.5 Billion; Grew by 26.0% over 2018 Organic Loan Growth of $507 Million, a 7.0% Growth Rate Organic Deposit Growth of $979 Million, a 12.6% Growth Rate Tangible Book Value Increased to $21.94 Per Share, or 14.7% over Year-End 2018 5

Mark K. Hardwick Executive Vice President Chief Financial Officer and Chief Operating Officer

Total Assets ($ in Millions) 2017 2018 2019 1. Investments $1,561 $1,633 $2,596 2. Loans 6,758 7,229 8,468 3. Allowance (75) (81) (80) 4. Goodwill & Intangibles 477 470 579 5. BOLI 224 225 288 6. Other 422 409 606 7. Total Assets $9,367 $9,885 $12,457 Annualized Asset Growth 29.9% 5.5% 26.0% 7

Loan Yield and Detail (as of December 31, 2019) QTD Yield = 5.19% Commercial Agricultural YTD Yield = 5.27% Construction Land & Agricultural Real Estate Land Public Land Development Production Total Loans = $8.5 Billion Non-Owner 2.8% Finance/Other 9.3% 1.1% Occupied Commercial 22.5% 6.5% Variable = $5.6 Billion Residential Fixed = $2.9 Billion Mortgage 13.6% Home Equity 7.0% LIBOR- Based 36% Prime- Other Based Consumer Commercial 17% 1.6% Real Estate Owner-Occupied 10.7% Commercial & Industrial 24.9% Fixed Rate Other 34% Variable Rates 13% 8

Investment Portfolio (as of December 31, 2019) Tax-Exempt Municipals Mortgage-Backed 47% Securities 35% $2.6 Billion Portfolio Modified duration of 5.1 years Tax equivalent yield of 3.23% Net unrealized gain of $71.5 Million Collateralized Mortgage Corporate U. S. Agencies Obligations Obligations 2% 15% 1% 9

Total Liabilities and Capital ($ in Millions) 2017 2018 2019 1. Customer Non-Maturity Deposits $5,741 $6,268 $8,147 2. Customer Time Deposits 1,051 1,241 1,478 3. Brokered Deposits 381 246 215 Total Deposits 7,173 7,755 9,840 4. Borrowings 701 538 599 5. Other Liabilities 57 51 98 6. Hybrid Capital 133 133 134 7. Common Equity 1,303 1,408 1,786 8. Total Liabilities and Capital $9,367 $9,885 $12,457 10

Deposit Detail (as of December 31, 2019) Certificates & Time Deposits Certificates & QTD Cost = 1.18% Time Deposits >$100,000 YTD Cost = 1.26% 8% <$100,000 Savings 8% Total = $9.8 Billion Deposits 29% Brokered Deposits 2% Demand Deposits 53% 11

Capital Ratios Total Risk-Based Capital Ratio (Target = 12.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity Ratio (TCE) (Target = 9.00%) 15.00% 14.71% 14.61% 14.56% 14.37% 14.25% 14.29% 13.81% 14.00% 13.69% 13.69% 13.00% 11.98% 12.12% 12.05% 12.14% 12.13% 12.00% 11.64% 11.21% 11.04% 11.00% 11.00% 10.16% 10.14% 10.07% 9.97% 9.95% 10.00% 9.55% 9.30% 9.32% 9.36% 9.00% 8.00% 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 12

Net Interest Margin Q4 - '17 Q1 - '18 Q2 - '18 Q3 - '18 Q4 - '18 Q1 - '19 Q2 - '19 Q3 - '19 Q4 - '19 Net Interest Income - FTE ($millions) $ 83.5 $ 82.5 $ 87.2 $ 89.2 $ 90.7 $ 87.8 $ 88.4 $ 92.3 $ 101.2 Fair Value Accretion $ 4.1 $ 3.2 $ 3.8 $ 3.2 $ 3.9 $ 2.3 $ 2.2 $ 2.5 $ 5.0 Tax Equivalent Yield on Earning Assets 4.67% 4.57% 4.74% 4.88% 4.97% 4.89% 4.86% 4.77% 4.63% Interest Expense/Average Earning Assets 0.57% 0.65% 0.75% 0.83% 0.93% 1.05% 1.15% 1.15% 1.01% Net Interest Margin 4.10% 3.92% 3.99% 4.05% 4.04% 3.84% 3.71% 3.62% 3.62% Fair Value Accretion Effect 0.20% 0.15% 0.18% 0.15% 0.17% 0.09% 0.09% 0.10% 0.18% $104 4.20% $100 4.10% 4.05% 4.00% $96 4.04% 3.99% $92 3.92% 3.84% 3.80% $88 3.71% $84 3.60% 3.62% 3.62% $80 $76 3.40% $72 3.20% $68 $64 3.00% Q4 - '17 Q1 - '18 Q2 - '18 Q3 - '18 Q4 - '18 Q1 - '19 Q2 - '19 Q3 - '19 Q4 - '19 Net Interest Income - FTE ($millions) Net Interest Margin 13

Non-Interest Income ($ in Millions) 2017 2018 2019 1. Service Charges on Deposit Accounts $ 18.7 $ 21.0 $ 23.0 2. Wealth Management Fees 14.7 14.9 17.6 3. Card Payment Fees 16.1 18.0 20.2 4. Gains on Sales of Mortgage Loans 7.6 7.0 7.9 5. Derivative Hedge Fees 2.0 2.5 5.4 6. Other Customer Fees 1.7 1.9 1.7 7. Cash Surrender Value of Life Ins 6.6 4.2 4.5 8. Gains on Sales of Securities 2.6 4.3 4.4 9. Other 1.0 2.7 2.0 10. Total Non-Interest Income $71.0 $76.5 $86.7 14

Non-Interest Expense ($ in Millions) 2017 2018 2019 1. Salary & Benefits $119.8 $131.7 $144.0 2. Premises & Equipment 30.1 32.7 35.8 3. Intangible Asset Amortization 5.6 6.7 6.0 4. Professional & Other Outside Services 12.8 8.2 15.4 5. OREO/Credit-Related Expense 1.9 1.5 2.4 6. FDIC Expense 2.6 2.9 0.7 7. Outside Data Processing 12.2 13.2 16.5 8. Marketing 3.7 4.7 6.7 9. Other 16.9 18.4 19.3 1 10. Total Non-Interest Expense $205.6 $220.0 $246.8 1Includes acquisition-related expenses of $13.7 Million 15

Earnings ($ in Millions) 2017 2018 2019 1. Net Interest Income $ 277.3 $ 338.8 $ 356.7 2. Provision for Loan Losses (9.1) (7.2) (2.8) 3. Net Interest Income after Provision 268.2 331.6 353.9 4. Non-Interest Income 71.0 76.5 86.7 5. Non-Interest Expense (205.6) (220.0) (246.8) 6. Income before Income Taxes 133.6 188.1 193.8 7. Income Tax Expense (37.5) (29.0) (29.3) 8. Net Income Avail. for Distribution $ 96.1 $ 159.1 $164.5 1 9. EPS $ 2.12 $ 3.22 $ 3.19 2 10. Efficiency Ratio 54.56% 50.21% 52.73 1Acquisition-related expenses reduced EPS by $0.21 2Acquisition-related expenses increased the Efficiency Ratio by 3.04% 16

Quarterly Earnings ($ in Millions) Q1-’19 Q2-’19 Q3-’19 Q4-’19 1. Net Interest Income $ 84.9 $ 85.3 $ 88.9 $ 97.6 2. Provision for Loan Losses (1.2) (0.5) (0.6) (0.5) 3. Net Interest Income after Provision 83.7 84.8 88.3 97.1 4. Non-Interest Income 18.7 21.6 22.1 24.2 5. Non-Interest Expense (56.6) (57.6) (67.3) (65.2) 6. Income before Income Taxes 45.8 48.8 43.1 56.1 7. Income Tax Expense (6.9) (7.7) (6.3) (8.3) 8. Net Income Avail. for Distribution $ 38.9 $ 41.1 $ 36.8 $ 47.8 9. EPS $ 0.78 $ 0.83 1 $ 0.711 $ 0.87 1 10. Efficiency Ratio 51.18% 51.00%2 57.60% 2 51.07% 2 1Acquisition-related expenses reduced EPS by $0.01 in Q2; $0.17 in Q3; and $0.03 in Q4 2Acquisition-related expenses increased the Efficiency Ratio by 0.45% in Q2; 9.77% in Q3; and 1.49% in Q4 17

Per Share Results 2018 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .74 $ .80 $ .83 $ .85 $ 3.22 2. Dividends $ .18 $ .22 $ .22 $ .22 $ .84 3. Tangible Book Value $17.14 $17.71 $18.16 $19.12 2019 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .78 $ .83 1 $ .71 1 $ .87 1 $ 3.19 1 2. Dividends $ .22 $ .26 $ .26 $ .26 $ 1.00 3. Tangible Book Value $20.07 $21.01 $21.26 $21.94 1Acquisition-related expenses reduced EPS by $0.01 in Q2; $0.17 in Q3; $0.03 in Q4; and $0.21 for full-year 2019 18

Dividends and Tangible Book Value Quarterly Dividends Tangible Book Value .26 0.26 $21.94 0.24 .22 0.22 $19.12 0.20 .18 $16.96 0.18 $15.85 $14.68 .15 0.16 .14 $13.65 0.14 $12.17 $10.95 .11 0.12 $9.21 $9.64 0.10 .08 0.08 0.06 .05 0.04 .03 0.02 .01 0.00 2.50% Forward Dividend Yield Compound Annual Growth Rate of 10.13% Equals 31.4% Dividend Payout Ratio 19

John J. Martin Executive Vice President Chief Credit Officer

Loan Portfolio Trends Change Change Linked Quarter 2019 Over 2018 ($ in Millions) 2017 2018 Q3-'19 2019 $ % $ % 1. Commercial & Industrial $ 1,494 $ 1,727 $ 2,034 $ 2,110 $ 76 3.7% $ 383 22.2% 2. CRE Owner Occupied 700 725 892 910 18 2.0% 185 25.5% 3. Construction, Land and 612 546 670 787 117 17.5% 241 44.1% Land Development 4. CRE Non-Owner Occupied 1,618 1,865 2,012 1,903 (109) (5.4%) 38 2.0% 5. Agricultural Production 122 92 91 94 3 3.3% 2 2.2% 6. Agricultural Land 244 242 240 240 - 0.0% (2) (0.8%) 7. Public Finance/Other Commercial 397 433 472 547 75 15.9% 114 26.3% 8. Total Commercial Loans 5,187 5,630 6,411 6,591 180 2.8% 961 17.1% 9. Residential Mortgage 970 970 1,161 1,149 (12) (1.0%) 179 18.5% 10. Home Equity 514 528 601 589 (12) (2.0%) 61 11.6% 11. Other Consumer 87 101 134 139 5 3.7% 38 37.6% 12. Total Residential Mortgage and 1,571 1,599 1,896 1,877 (19) (1.0%) 278 17.4% Consumer Loans 13. Total Loans $ 6,758 $ 7,229 $ 8,307 $ 8,468 $ 161 1.9% $ 1,239 17.1% Construction Concentration1 60% 50% 54% 62% Investment RE Concentration1 219% 221% 216% 212% 1As a % of Risk Based Capital 21

Asset Quality Summary Change Change ($ in Millions) Linked Quarter 2019 Over 2018 186.12017 2018 Q3-'19 2019 $ % $ % 1. Non-Accrual Loans $ 28.7 $ 26.1 $ 22.7 $ 16.0 $ (6.7) (29.5%) $ (10.1) (38.7%) 2. Other Real Estate 10.4 2.2 7.1 7.5 0.4 5.6% 5.3 240.9% 3. Renegotiated Loans 1.0 1.1 0.6 0.8 0.2 33.3% (0.3) (27.3%) 4. 90+ Days Delinquent Loans 0.9 1.9 0.1 0.1 - 0.0% (1.8) (94.7%) 5. Total NPAs & 90+ Days Delinquent $ 41.0 $ 31.3 $ 30.5 $ 24.4 $ (6.1) (20.0%) $ (6.9) (22.0%) 6. Total NPAs & 90+ Days/Loans & ORE 0.6% 0.4% 0.4% 0.3% 7. Classified Loans $142.8 $167.4 $181.8 $ 200.1 $ 18.3 10.1% $ 32.7 19.5% 8. Classified Loans/Total Loans 2.1% 2.3% 2.2% 2.4% 22

Non-Performing Asset Reconciliation 23

ALLL and Fair Value Summary ($ in Millions) Q1-'19 Q2-'19 Q3-'19 Q4-'19 1. Beginning Allowance for Loan Losses (ALLL) $ 80.6 $ 80.9 $ 81.3 $ 80.6 2. Less: Net Charge-offs (Recoveries) 0.9 0.1 1.3 0.8 3. Add: Provision Expense 1.2 0.5 0.6 0.5 4. Ending Allowance for Loan Losses (ALLL) $ 80.9 $ 81.3 $ 80.6 $ 80.3 5. Specific Reserves $ 1.6 $ 2.3 $ 2.3 $ 0.7 6. ALLL/Non-Accrual Loans 289.5% 317.0% 354.5% 503.4% 7. ALLL/Non-Purchased Loans 1.24% 1.19% 1.16% 1.11% 8. ALLL/Loans 1.11% 1.08% 0.97% 0.95% 9. Fair Value Adjustment (FVA) $ 27.8 $ 25.6 $ 41.3 $ 36.6 10. Total ALLL plus FVA 108.7 106.8 121.9 116.9 11. Purchased Loans plus FVA 809.9 732.5 1,410.3 1,271.2 12. FVA/Purchased Loans plus FVA 3.43% 3.49% 2.93% 2.88% 56.7% 16.0% 27.3% 24

Portfolio Summary Continued improving Non-Performing Asset trends both quarterly and year-over-year. Solid quarterly loan growth with strength in C& I, Construction and Public Finance. Michigan portfolio performing similar to anticipated by due diligence. Close match of asset types and asset quality to the existing portfolio. CECL work complete while auditors and model validators continuing completion of their work. Allowance for Credit Losses expected to increase between 55-65% from current Allowance of $80.3 Million as of 12/31/19 with an anticipated reserve of approximately $18 Million in Other Liabilities for unfunded commitments. 25

Michael C. Rechin President Chief Executive Officer

Looking Forward… Establish First Merchants Brand in Michigan Market Leadership Relationship Management and Growth Expand Community Lending Model throughout our Primary Metro Markets Grow Net Interest Income, Continue Pricing Discipline Evolving Digital Delivery Investment Strategy Top 5 Ranking Forbes Magazine America’s Best Banks… Three Years Running! 27

First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME Additional information can be found at www.firstmerchants.com Investor Inquiries: Nicole Weaver, Investor Relations 765.521.7619 nweaver@firstmerchants.com 28

Appendix

# Appendix – Non-GAAP Reconciliation

**CAPITAL RATIOS (dollars in thousands):**

| | 4Q17 | 1Q18 | 2Q18 | 3Q18 | 4Q18 | 1Q19 | 2Q19 | 3Q19 | 4Q19 |
|---|---|---|---|---|---|---|---|---|---|
| **Total Risk-Based Capital Ratio** | | | | | | | | | |
| Total Stockholders' Equity (GAAP) | 1,303,463 | 1,313,073 | 1,340,328 | 1,361,426 | 1,408,260 | 1,455,848 | 1,501,636 | 1,749,012 | 1,786,437 |
| Adjust for Accumulated Other Comprehensive (Income) Loss | 3,534 | 21,725 | 24,868 | 35,409 | 21,422 | 1,595 | (14,602) | (25,648) | (27,874) |
| Less: Preferred Stock | (125) | (125) | (125) | (125) | (125) | (125) | (125) | (125) | (125) |
| Add: Qualifying Capital Securities | 65,919 | 65,975 | 66,030 | 66,086 | 66,141 | 66,197 | 66,252 | 66,308 | 66,363 |
| Less: Tier 1 Capital Deductions | - | - | - | - | - | - | - | - | - |
| Less: Disallowed Goodwill and Intangible Assets | (464,066) | (467,518) | (466,063) | (464,658) | (463,525) | (462,202) | (460,885) | (570,098) | (569,468) |
| Less: Disallowed Deferred Tax Assets | - | (2,594) | (2,104) | (1,111) | - | (4,037) | (2,587) | (3,460) | - |
| Total Tier 1 Capital (Regulatory) | $ 908,725 | $ 930,536 | $ 962,934 | $ 997,027 | $ 1,032,173 | $ 1,057,276 | $ 1,089,689 | $ 1,215,989 | $ 1,255,333 |
| Qualifying Subordinated Debentures | 65,000 | 65,000 | 65,000 | 65,000 | 65,000 | 65,000 | 65,000 | 65,000 | 65,000 |
| Allowance for Loan Losses includible in Tier 2 Capital | 75,032 | 76,420 | 77,543 | 78,406 | 80,552 | 80,902 | 81,274 | 80,571 | 80,284 |
| Total Risk-Based Capital (Regulatory) | $ 1,048,757 | $ 1,071,956 | $ 1,105,477 | $ 1,140,433 | $ 1,177,725 | $ 1,203,178 | $ 1,235,963 | $ 1,361,560 | $ 1,400,617 |
| Net Risk-Weighted Assets (Regulatory) | $ 7,660,604 | $ 7,831,727 | $ 8,002,666 | $ 8,001,191 | $ 8,060,882 | $ 8,176,677 | $ 8,491,188 | $ 9,474,126 | $ 9,799,329 |
| **Total Risk-Based Capital Ratio (Regulatory)** | **13.69%** | **13.69%** | **13.81%** | **14.25%** | **14.61%** | **14.71%** | **14.56%** | **14.37%** | **14.29%** |
| **Common Equity Tier 1 Capital Ratio** | | | | | | | | | |
| Total Tier 1 Capital (Regulatory) | $ 908,725 | $ 930,536 | $ 962,934 | $ 997,027 | $ 1,032,173 | $ 1,057,276 | $ 1,089,689 | $ 1,215,989 | $ 1,255,333 |
| Less: Qualified Capital Securities | (65,919) | (65,975) | (66,030) | (66,086) | (66,141) | (66,197) | (66,252) | (66,308) | (66,363) |
| Add: Additional Tier 1 Capital Deductions | - | - | - | - | - | - | - | - | - |
| Common Equity Tier 1 Capital (Regulatory) | $ 842,806 | $ 864,561 | $ 896,904 | $ 930,941 | $ 966,032 | $ 991,079 | $ 1,023,437 | $ 1,149,681 | $ 1,188,970 |
| Net Risk-Weighted Assets (Regulatory) | $ 7,660,604 | $ 7,831,727 | $ 8,002,666 | $ 8,001,191 | $ 8,060,882 | $ 8,176,677 | $ 8,491,188 | $ 9,474,126 | $ 9,799,329 |
| **Common Equity Tier 1 Capital Ratio (Regulatory)** | **11.00%** | **11.04%** | **11.21%** | **11.64%** | **11.98%** | **12.12%** | **12.05%** | **12.14%** | **12.13%** |

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

First Merchants Corporation
30

# Appendix – Non-GAAP Reconciliation

**TANGIBLE COMMON EQUITY RATIO (dollars in thousands):**

| | 4Q17 | 1Q18 | 2Q18 | 3Q18 | 4Q18 | 1Q19 | 2Q19 | 3Q19 | 4Q19 |
|---|---|---|---|---|---|---|---|---|---|
| Total Stockholders' Equity (GAAP) | $ 1,303,463 | $ 1,313,073 | $ 1,340,328 | $ 1,361,426 | $ 1,408,260 | $ 1,455,848 | $ 1,501,636 | $ 1,749,012 | $ 1,786,437 |
| Less: Preferred Stock | (125) | (125) | (125) | (125) | (125) | (125) | (125) | (125) | (125) |
| Less: Intangible Assets | (476,503) | (474,777) | (473,059) | (471,409) | (469,784) | (468,256) | (466,736) | (579,751) | (578,881) |
| Tangible Common Equity (non-GAAP) | $ 826,835 | $ 838,171 | $ 867,144 | $ 889,892 | $ 938,351 | $ 987,467 | $ 1,034,775 | $ 1,169,136 | $ 1,207,431 |
| | | | | | | | | | |
| Total Assets (GAAP) | $ 9,367,478 | $ 9,472,796 | $ 9,734,715 | $ 9,787,282 | $ 9,884,716 | $ 10,210,925 | $ 10,737,857 | $ 12,325,061 | $ 12,457,254 |
| Less: Intangible Assets | (476,503) | (474,777) | (473,059) | (471,409) | (469,784) | (468,256) | (466,736) | (579,751) | (578,881) |
| Tangible Assets (non-GAAP) | $ 8,890,975 | $ 8,998,019 | $ 9,261,656 | $ 9,315,873 | $ 9,414,932 | $ 9,742,669 | $ 10,271,121 | $ 11,745,310 | $ 11,878,373 |
| **Tangible Common Equity Ratio (non-GAAP)** | **9.30%** | **9.32%** | **9.36%** | **9.55%** | **9.97%** | **10.14%** | **10.07%** | **9.95%** | **10.16%** |

**TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):**

| | 4Q10 | 4Q11 | 4Q12 | 4Q13 | 4Q14 | 4Q15 | 4Q16 | 4Q17 |
|---|---|---|---|---|---|---|---|---|
| Total Stockholders' Equity (GAAP) | $ 454,408 | $ 514,467 | $ 552,236 | $ 634,923 | $ 726,827 | $ 850,509 | $ 901,657 | $ 1,303,463 |
| Less: Preferred Stock | (67,880) | (90,783) | (90,908) | (125) | (125) | (125) | (125) | (125) |
| Less: Intangible Assets | (154,019) | (150,471) | (149,529) | (202,767) | (218,755) | (259,764) | (258,866) | (476,503) |
| Tax Benefit | 2,907 | 2,224 | 2,249 | 4,973 | 6,085 | 6,278 | 5,930 | 6,788 |
| Tangible Common Equity, Net of Tax (non-GAAP | $ 235,416 | $ 275,437 | $ 314,048 | $ 437,004 | $ 514,032 | $ 596,898 | $ 648,596 | $ 833,623 |
| Shares Outstanding | 25,574,251 | 28,559,707 | 28,692,616 | 35,921,761 | 37,669,948 | 40,664,258 | 40,912,697 | 49,158,238 |
| **Tangible Common Equity per Share (non-GAAP)** | **$ 9.21** | **$ 9.64** | **$ 10.95** | **$ 12.17** | **$ 13.65** | **$ 14.68** | **$ 15.85** | **$ 16.96** |

| | 1Q18 | 2Q18 | 3Q18 | 4Q18 | 1Q19 | 2Q19 | 3Q19 | 4Q19 |
|---|---|---|---|---|---|---|---|---|
| Total Stockholders' Equity (GAAP) | $ 1,313,073 | $ 1,340,328 | $ 1,361,426 | $ 1,408,260 | $ 1,455,848 | $ 1,501,636 | $ 1,749,012 | $ 1,786,437 |
| Less: Preferred Stock | (125) | (125) | (125) | (125) | (125) | (125) | (125) | (125) |
| Less: Intangible Assets | (474,777) | (473,059) | (471,409) | (469,784) | (468,256) | (466,736) | (579,751) | (578,881) |
| Tax Benefit | 6,043 | 5,690 | 5,351 | 5,017 | 4,703 | 4,391 | 7,627 | 7,257 |
| Tangible Common Equity, Net of Tax (non-GAAP | $ 844,214 | $ 872,834 | $ 895,243 | $ 943,368 | $ 992,170 | $ 1,039,166 | $ 1,176,763 | $ 1,214,688 |
| Shares Outstanding | 49,243,096 | 49,280,188 | 49,304,542 | 49,349,800 | 49,428,468 | 49,456,594 | 55,345,672 | 55,368,482 |
| **Tangible Common Equity per Share (non-GAAP)** | **$ 17.14** | **$ 17.71** | **$ 18.16** | **$ 19.12** | **$ 20.07** | **$ 21.01** | **$ 21.26** | **$ 21.94** |

First Merchants Corporation

31

# Appendix – Non-GAAP Reconciliation

**EFFICIENCY RATIO (dollars in thousands):**

| | 2017 | 2018 | 1Q19 | 2Q19 | 3Q19 | 4Q19 | 2019 |
|---|---|---|---|---|---|---|---|
| Non Interest Expense (GAAP) | $ 205,556 | $ 219,951 | $ 56,621 | $ 57,587 | $ 67,354 | $ 65,201 | $ 246,763 |
| Less: Intangible Asset Amortization | (5,647) | (6,719) | (1,528) | (1,520) | (1,356) | (1,590) | (5,994) |
| Less: OREO and Foreclosure Expenses | (1,903) | (1,470) | (1,165) | (903) | (294) | (66) | (2,428) |
| Adjusted Non Interest Expense (non-GAAP) | 198,006 | 211,762 | 53,928 | 55,164 | 65,704 | 63,545 | 238,341 |
| Net Interest Income (GAAP) | 277,284 | 338,857 | 84,866 | 85,278 | 88,932 | 97,584 | 356,660 |
| Plus: Fully Taxable Equivalent Adjustment | 17,270 | 10,732 | 2,930 | 3,109 | 3,412 | 3,633 | 13,085 |
| Net Interest Income on a Fully Taxable Equivalent Basis (non-GA | 294,554 | 349,589 | 87,796 | 88,387 | 92,344 | 101,217 | 369,745 |
| Non Interest Income (GAAP) | 71,009 | 76,459 | 18,713 | 21,614 | 22,116 | 24,245 | 86,688 |
| Less: Investment Securities Gains (Losses) | (2,631) | (4,269) | (1,140) | (1,843) | (393) | (1,039) | (4,415) |
| Adjusted Non Interest Income (non-GAAP) | 68,378 | 72,190 | 17,573 | 19,771 | 21,723 | 23,206 | 82,273 |
| Adjusted Revenue (non-GAAP) | 362,932 | 421,779 | 105,369 | 108,158 | 114,067 | 124,423 | 452,018 |
| **Efficiency Ratio (non-GAAP)** | **54.56%** | **50.21%** | **51.18%** | **51.00%** | **57.60%** | **51.07%** | **52.73%** |

**FORWARD DIVIDEND YIELD**

| | 4Q19 |
|---|---|
| Most recent quarter's dividend per share | $ 0.26 |
| Most recent quarter's dividend per share - Annualized | $ 1.04 |
| Stock Price at 12/31/19 | $ 41.59 |
| **Forward Dividend Yield** | **2.50%** |

**DIVIDEND PAYOUT RATIO**

| | 2019 YTD |
|---|---|
| Dividends per share | $ 1.00 |
| Earnings Per Share | $ 3.19 |
| **Dividend Payout Ratio** | **31.4%** |

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# Appendix – Non-GAAP Reconciliation

**CONSTRUCTION AND INVESTMENT REAL ESTATE CONCENTRATIONS (dollars in thousands):**

| | 2017 | 2018 | 3Q19 | 2019 |
|---|---|---|---|---|
| **Total Risk-Based Capital (Subsidiary Bank Only)** | | | | |
| Total Stockholders' Equity (GAAP) | $ 1,404,303 | $ 1,456,220 | $ 1,764,062 | $ 1,787,006 |
| Adjust for Accumulated Other Comprehensive (Income) Loss [1] | 763 | 19,031 | (28,403) | (30,495) |
| Less: Preferred Stock | (125) | (125) | (125) | (125) |
| Less: Tier 1 Capital Deductions | - | - | - | - |
| Less: Disallowed Goodwill and Intangible Assets | (463,618) | (463,076) | (569,648) | (569,021) |
| Less: Disallowed Deferred Tax Assets | - | - | (2,917) | - |
| Total Tier 1 Capital (Regulatory) | 941,323 | 1,012,050 | 1,162,969 | 1,187,365 |
| Allowance for Loan Losses includible in Tier 2 Capital | 75,032 | 80,552 | 80,571 | 80,284 |
| Total Risk-Based Capital (Regulatory) | $ 1,016,355 | $ 1,092,602 | $ 1,243,540 | $ 1,267,649 |
| Construction, Land and Land Development Loans | $ 612,219 | $ 545,729 | $ 670,138 | $ 787,568 |
| **Concentration as a % of the Bank's Risk-Based Capital** | **60%** | **50%** | **54%** | **62%** |
| Construction, Land and Land Development Loans | $ 612,219 | $ 545,729 | $ 670,138 | $ 787,568 |
| Investment Real Estate Loans | 1,617,943 | 1,865,544 | 2,012,430 | 1,902,692 |
| Total Construction and Investment RE Loans | $ 2,230,162 | $ 2,411,273 | $ 2,682,568 | $ 2,690,260 |
| **Concentration as a % of the Bank's Risk-Based Capital** | **219%** | **221%** | **216%** | **212%** |

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

**ALLOWANCE AS A PERCENTAGE OF NON-PURCHASED LOANS (dollars in thousands):**

| | 1Q19 | 2Q19 | 3Q19 | 4Q19 |
|---|---|---|---|---|
| Loans Held for Sale (GAAP) | $ 3,330 | $ 5,854 | $ 7,910 | $ 9,037 |
| Loans (GAAP) | 7,299,320 | 7,511,370 | 8,299,260 | 8,459,310 |
| Total Loans | 7,302,650 | 7,517,224 | 8,307,170 | 8,468,347 |
| Less: Purchased Loans | (782,114) | (706,916) | (1,369,064) | (1,234,616) |
| Non-Purchased Loans (non-GAAP) | $ 6,520,536 | $ 6,810,308 | $ 6,938,106 | $ 7,233,731 |
| Allowance for Loan Losses (GAAP) | $ 80,902 | $ 81,274 | $ 80,571 | $ 80,284 |
| Fair Value Adjustment (FVA) (GAAP) | 27,768 | 25,545 | 41,265 | 36,622 |
| Allowance plus FVA (non-GAAP) | $ 108,670 | $ 106,819 | $ 121,836 | $ 116,906 |
| Purchased Loans (GAAP) | $ 782,114 | $ 706,916 | $ 1,369,064 | $ 1,234,616 |
| Fair Value Adjustment (FVA) (GAAP) | 27,768 | 25,545 | 41,265 | 36,622 |
| Purchased Loans plus FVA (non-GAAP) | $ 809,882 | $ 732,461 | $ 1,410,329 | $ 1,271,238 |
| **Allowance as a Percentage of Non-Purchased Loans (non-GAAP)** | **1.24%** | **1.19%** | **1.16%** | **1.11%** |
| **FVA as a Percentage of Purchased Loans plus FVA (non-GAAP)** | **3.43%** | **3.49%** | **2.93%** | **2.88%** |

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